UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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BLUE OWL TECHNOLOGY FINANCE CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BLUE OWL TECHNOLOGY FINANCE CORP. II 2024 Annual Meeting Vote by June 20, 2024 11:59 PM ET BLUE OWL TECHNOLOGY FINANCE CORP. II 399 PARK AVE, 37TH FLOOR NEW YORK, NY 10022 V37027-P08646 You invested in BLUE OWL TECHNOLOGY FINANCE CORP. II and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 21, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/OTFII2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 21, 2024 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/OTFII2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect each of Christopher M. Temple and Melissa Weiler to the board of directors of Blue Owl Technology Finance Corp. II (the “Company”) for three-year terms, each expiring at the 2027 annual meeting of shareholders and until their successors are duly elected and qualified; and Nominees: 1a. Christopher M. Temple For 1b. Melissa Weiler For 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal For year ending December 31, 2024. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.